UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 29, 2016

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 29, 2016, Comstock Resources, Inc. ("Comstock" or the "Company") announced the results to date and an extension to its previously announced offer to exchange any and all of its existing senior notes for three new series of secured notes and, in the case of the Company's 10% Senior Secured Notes due 2020, warrants exercisable for the Company's common stock, upon the terms and subject to the conditions set forth in the Registration Statement on Form S-4 filed on August 1, 2016 with the Securities and Exchange Commission (the "SEC"), as amended and supplemented (the "Exchange Offer").
Comstock has been advised that, as of the close of business on August 26, 2016, the following aggregate principal amount of its outstanding senior notes had been validly tendered to the exchange agent by the holders thereof:
Senior Notes	Aggregate Principal Amount Tendered (in millions)	% of Aggregate Principal Amount Outstanding
10% Senior Secured Notes due 2020	$591.0	84.4%
7¾% Senior Notes due 2019	$265.4	92.0%
9½% Senior Notes due 2020	$168.9	96.7%

Comstock has extended the previously announced Early Tender Date and Expiration Date of 11:59 p.m., New York City time, on Friday, August 26, 2016, to the new Early Tender Date and Expiration Date of 11:59 p.m., New York City time, on Friday, September 2, 2016.  Accordingly, holders who have tendered and not validly withdrawn their existing notes prior to the new Early Tender Date and Expiration Date will be eligible to receive the Exchange Consideration shown below:
Notes to be Tendered	Aggregate Principal Amount Outstanding (in millions)	Exchange Consideration per $1,000 Principal Amount of Notes Tendered by September 2, 2016
10% Senior Secured Notes due 2020	$700.0	$1,000 principal amount of Senior Secured Toggle Notes due 2020 and warrants exercisable for 2.75 shares of common stock
7¾% Senior Notes due 2019	$288.5	$1,000 principal amount of 7¾% Second Lien Convertible PIK Notes due 2019
9½% Senior Notes due 2020	$174.6	$1,000 principal amount of 9½% Second Lien Convertible PIK Notes due 2020
In addition, Comstock announced that it is amending the Exchange Offer so that it is now conditioned on holders of (x) 67% of the outstanding principal amount of the existing senior secured notes and (y) 90% of the outstanding principal amount of the existing 2019 notes and 2020 notes (on a combined basis) having tendered and not validly withdrawn their old notes by the withdrawal deadline, as opposed to the previous condition of 90% of both classes of notes.  Comstock is also amending the Exchange Offer to include an option for the holders of the new second lien convertible notes to purchase the new senior secured notes during an event of default, subject to certain terms and conditions set forth in the Junior Lien Intercreditor Agreement.

This notice shall not constitute an offer to buy, nor shall there be any sale of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release dated August 29, 2016 announcing an amendment to the Company's exchange offer for its issued and outstanding senior notes.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: August 29, 2016	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer